UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Yellow Roadway Corporation

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

On December 30, 2005, Yellow Roadway Corporation amended its Certificate of Incorporation to change its name to YRC Worldwide Inc. (the “Company”) effective as of January 3, 2006. The press release announcing the name change, as well as the change in the Company’s stock ticker to “YRCW” on The NASDAQ Stock Market effective January 4, 2006, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Ownership and Merger merging YRC Worldwide Inc. into Yellow Roadway Corporation and changing the name of Yellow Roadway Corporation to YRC Worldwide Inc., dated December 30, 2005.

99.1	Press Release issued on January 3, 2006 by YRC Worldwide Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2006

YELLOW ROADWAY CORPORATION

By:	/s/ Daniel J. Churay
Daniel J. Churay
Senior Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
3.1	Certificate of Ownership and Merger merging YRC Worldwide Inc. into Yellow Roadway Corporation and changing the name of Yellow Roadway Corporation to YRC Worldwide Inc., dated December 30, 2005.

99.1	Press Release issued on January 3, 2006 by YRC Worldwide Inc.

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